SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):             May 17, 2001
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                          The Chalone Wine Group, Ltd.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



     California                   0-13406                          94-1696731
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(Other Jurisdiction of      (Commission File Number)           (IRS Employer
  Incorporation)                                          Identification Number)


621 Airpark Road, Napa, California                                    94558-6272
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (707) 254-4200
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


ITEM 8.  CHANGE IN FISCAL YEAR.

         On May 17, 2001, the Registrant made a final determination to change its fiscal year from one ending on March 31 to one ending on December 31. The Registrant intends to file a report on Form 10-K for the nine-month transition period ended December 31, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 31, 2001                          The Chalone Wine Group, Ltd.
                                                      (Registrant)


                                              By:/s/ SHAWN CONROY BLOM
                                                 -------------------------
                                                 Shawn Conroy Blom
                                                 Chief Financial Officer